Supplement dated August 19, 2011 to Prospectuses dated May 1, 2011 for

AnnuiChoice® II, AdvantEdge, Pinnacle V

Flexible Premium Variable Annuities

Issued by National Integrity Life Insurance Company

Through its Separate Account I and Separate Account II

This is a supplement to the prospectuses identified above.  This supplement describes a change to investment objective and principal investment strategies of the Rydex|SGI VT Managed Futures Strategy Fund available through the Variable Account Option of your variable annuity.  Please retain this supplement for future reference.

In Part 3 - Your Investment Options, in the section titled “The Variable Account Options,” subsection titled Rydex Variable Trust, the paragraph describing the Rydex|SGI VT Managed Futures Strategy Fund is replaced with the following:

Rydex|SGI VT Managed Futures Strategy Fund

The Rydex|SGI VT Managed Futures Strategy Fund seeks to achieve positive absolute returns. The Fund’s investment methodology is based primarily on the Standard & Poor’s Diversified Trends Indicator®, a systematic rules-based trend-following strategy. It represents a composite of commodity and financial futures designed to provide exposure to both up and down major global market price trends. The Fund will seek to gain exposure to the composite of commodity and financial futures by investing in: commodity futures, options, and options on futures; exchange-traded funds (“ETFs”); other pooled investment vehicles that provide exposure to the commodities and financial futures markets; commodity, currency, and financial-linked instruments (e.g., structured notes and swap agreements); and common stock. The fund may also invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary.  The subsidiary, unlike the fund, may invest without limitation in commodity-linked derivative instruments.